                                                                    EXHIBIT 10.8


                          TOMMY HILFIGER U.S.A., INC.


                     VOLUNTARY DEFERRED COMPENSATION PLAN



                           EFFECTIVE JANUARY 1, 1998

                                   FOREWORD


Effective as of January 1, 1998, Tommy Hilfiger U.S.A., Inc. (the "Company") has adopted the Tommy Hilfiger U.S.A., Inc. Voluntary Deferred Compensation Plan (the "Plan").

The purpose of the Plan is to provide a select group of management or highly compensated employees with an opportunity to defer an amount of base salary or bonus pursuant to the terms of the Plan. It is intended that this Plan will constitute an unfunded arrangement for purposes of both the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974.

                               TABLE OF CONTENTS

ARTICLE I - DEFINITIONS...................................................... 1
   1.1   Base Pay............................................................ 1
   1.2   Beneficiary......................................................... 1
   1.3   Bonus............................................................... 1
   1.4   Bookkeeping Account................................................. 1
   1.5   Code................................................................ 1
   1.6   Company............................................................. 1
   1.7   Deferral Agreement.................................................. 1
   1.8   Deferral Compensation............................................... 1
   1.9   Disability.......................................................... 1
   1.10  Election Date....................................................... 1
   1.11  ERISA............................................................... 2
   1.12  Participant......................................................... 2
   1.13  Plan................................................................ 2
   1.14  Plan Administrator.................................................. 2
   1.15  Retirement Age...................................................... 2
   1.16  Year Certain........................................................ 2

ARTICLE II - PARTICIPATION................................................... 3

   2.1   Eligibility......................................................... 3
   2.2   Deferral Agreement Required......................................... 3
   2.3   No Retention Rights................................................. 3

ARTICLE III - DEFERRAL OF COMPENSATION....................................... 4

   3.1   Deferral Amounts.................................................... 4
   3.2   Payment Options..................................................... 4

ARTICLE IV - DEFERRAL ACCOUNT AND CREDITING OF INTEREST...................... 5

   4.1   Account to Reflect Interest......................................... 5
   4.2   Rate of Interest.................................................... 5
   4.3   Time of Crediting Interest.......................................... 5

                               TABLE OF CONTENTS

(Cont'd)

ARTICLE V - BENEFIT PAYMENTS.................................................  6
   5.1  Benefit Commencement.................................................  6
   5.2  Vesting..............................................................  6
   5.3  Form of Payment......................................................  6
   5.4  Accelerated Distribution.............................................  6
   5.5  Death of Participant.................................................  6
   5.6  Change in Control....................................................  6

ARTICLE VI - ADMINISTRATION..................................................  7

   6.1  Named Fiduciary and Plan Administration..............................  7
   6.2  General Administration...............................................  7
   6.3  Participation by Employee of Acquired Employer.......................  7

ARTICLE VII - CLAIMS PROCEDURE...............................................  8

   7.1  Request for Benefits.................................................  8
   7.2  Denial of Claim......................................................  8
   7.3  Review of Denial.....................................................  8
   7.4  Decision on Review...................................................  8

ARTICLE VIII - MISCELLANEOUS.................................................  9

   8.1  Amendment of the Plain...............................................  9
   8.2  Termination of the Plan..............................................  9
   8.3  No Impairment of Benefits............................................  9
   8.4  Nonalienation........................................................  9
   8.5  Tax Withholding......................................................  9
   8.6  Not an Employment Contract...........................................  9
   8.7  Source of Benefits...................................................  9
   8.8  Governing Law........................................................ 10

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

1.1 "BASE PAY" shall mean the Participant's annual rate of base pay, without regard to bonuses or any other amount reported as compensation income.

1.2 "BENEFICIARY" shall mean the person designated by the Participant to receive the benefit under the Plan.

1.3 "BONUS" shall mean the Participant's annual bonus under the Tommy Hilfiger Incentive Plan for the calendar year beginning after the year of deferral.

1.4 "BOOKKEEPING ACCOUNT" shall mean the bookkkeping record for each Participant who elects to defer compensation under this plan.

1.5  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

1.6 "COMPANY" shall mean Tommy Hilfiger U.S.A., Inc., a Delaware Corporation, and its successors and assigns.

1.7 "DEFERRAL AGREEMENT" shall mean the written form which is submitted to the Plan Administrator before the relevant Election Date which indicates whether the Participant wishes to defer a portion of his compensation and indicates the portion of Base Pay and Bonus (or both) to be deferred. In no event may a Plan Participant elect to defer Base Pay or Bonus already earned. Any written document which provides substantially the same information also is a "Deferral Agreement". However, no Deferral Agreement shall be effective until it is acknowledged by the Plan Administrator, or if it is submitted after the Election Date.

1.8 "DEFERRED COMPENSATION" shall mean the portion of a Participant's Base Pay or Bonus compensation for any fiscal year, or part thereof, that has been deferred pursuant to the Plan.

1.9 "DISABILITY" shall mean the inability of the Participant to perform services or to remain gainfully employed.

1.10 "ELECTION DATE" shall mean the annual date established by this Plan as the date before which an Executive must submit a valid Deferral Agreement to the Plan Administrator. The applicable Election Dates are as follows: (a) 30 days after adoption of the Plan for employees who are eligible to participate at the time the Plan is adopted, (b) 30 days after a newly eligible employee is notified of his right to participate in the Plan, or
      (c) December 15 of any calendar year, if (a) or (b) above do not apply.

1.11 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.12 "PARTICIPANT" shall mean an individual who is eligible to participate pursuant to Article II and who timely completes and returns a Deferral Agreement.

1.13 "PLAN" shall mean the Tommy Hilfiger U.S.A., Inc. Voluntary Deferred Compensation Plan.

1.14 "PLAN ADMINISTRATOR" shall mean a committee of the Chief Executive Officer, Chief Financial Officer and Senior Vice President of Human Resources.

1.15  "RETIREMENT AGE" shall mean age 65.

1.16 "YEAR CERTAIN" shall mean a benefit commencing at the end of five complete calendar years, or ten complete calendar years, at the election of the Participant.

                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

2.1  Eligibility
     -----------
     Participation in the Plan shall be limited to any persons specifically designated by the Chief Executive Officer to be Participants in this Plan, provided that participation shall be limited to a select group of management or highly compensated employees.

2.2  Deferral Agreement Required
     ---------------------------
     An employee, after having been selected for participation by the Committee, shall, as a condition to participation, complete and return to the Committee a duly executed Deferral Agreement no later than the Election Date.

2.3  No Retention Rights
     -------------------
     Nothing contained in the Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Participant or employee at any time, regardless of the effect which such discharge shall have upon him as a participant in the Plan.

                                  ARTICLE III

                           DEFERRAL OF COMPENSATION
                           ------------------------

3.1.  Deferral Amounts
      ----------------
      Each Participant in the Plan may have a percentage of his Base Pay and/or Bonus deferred in accordance with the terms and conditions of this Plan. A Participant who is a Senior Vice President or a higher position may defer up to 20% of his Base Pay and up to 50% of his Bonus, provided that (i) any deferral of Base Pay shall be in increments of 1% of Base Pay and be in an amount not less than 5% of Base Pay, and (ii) any deferral of Bonus shall be in increments of 1% of Bonus and in an amount not less than 10% of Bonus. A Participant who is a Vice President may defer up to 10% of his Base Pay and up to 25% of his Bonus, provided that (i) any deferral of Base Pay shall be in increments of 1% of Base Pay and be in an amount not less than 3% of Base Pay, and (ii) any deferral of Bonus shall be in increments of 1% of Bonus and in an amount not less than 5% of Bonus.

3.2.  Payment Events
      --------------
      At the time of deferral, the Participant shall elect the time at which the payment shall commence. A Participant may defer the commencement of payment until any of the following events, as determined in the Deferral
      Agreement:

      a)  his Retirement Age,
      b)  his termination of employment,
      c)  his death,
      d)  his Disability,
      e)  a Year Certain,
      f) the occurrence of a Change in Control of the Company wherein ownership of the Company is sold or otherwise acquired ("Change in Control"), or
      g) the occurrence of an accelerated distribution, as described in Section 5.4.

      The Deferral Agreement shall specify the terms and conditions of the Participant's election.

                                  ARTICLE IV

                  DEFERRAL ACCOUNT AND CREDITING OF INTEREST
                  ------------------------------------------

4.1.  Account to Reflect Interest
      ---------------------------
      Amounts deferred by a Participant under a written Deferral Agreement shall be credited in a dollar amount to a separate Bookkeeping Account for each Participant. Amounts deferred under subsequent written Deferral Agreements by a Participant also shall be credited to his Bookkeeping Account.

4.2.  Rate of Interest
      ----------------
      The amount in the Participant's Bookkeeping Account shall be credited with interest at a rate determined by the Plan Administrator. Deferred Compensation shall be deemed to be so invested on the date the amounts deferred are credited to the Bookkeeping Account. The interest rate for each deferral year shall reflect the actual after-tax cost of borrowing by the Company.

4.3.  Time of Crediting Interest
      --------------------------
      Interest shall be credited to the Bookkeeping Account as of the last day of each calendar year.

                                   ARTICLE V

                               BENEFIT PAYMENTS
                               ----------------

5.1.  Benefit Commencement
      --------------------
      Distribution of the value of a Participant's Bookkeeping Account balance shall be made according to the terms of this Plan and as specified in the Participant's Deferral Agreement, which is incorporated as part of this Plan by reference.

5.2.  Vesting
      -------
      The Participant shall have a nonforfeitable right to receive the value of his Bookkeeping Account according to the terms of this Plan.

5.3.  Form of Payment
      ---------------
      All distributions of a Participant's Bookkeeping Account shall be made in cash and in a lump sum.

5.4.  Accelerated Distribution
      ------------------------
      A Participant may elect to receive payment earlier than the otherwise applicable payout date if the Participant is charged with a penalty to his Bookkeeping Account balance of 10%.

5.5.  Death of Participant
      --------------------
      If the Participant dies before receiving his benefit under the Plan, his Beneficiary shall receive the face value of his Bookkeeping Account balance in a lump sum.

5.6.  Change in Control
      -----------------
      If there is a Change in Control of the Company, Participant's Bookkeeping Account balance shall become payable as soon as practicable after the Change in Control.

                                  ARTICLE VI

                                ADMINISTRATION
                                --------------

6.1  Named Fiduciary and Plan Administrator
     --------------------------------------
     The Company shall be the "named fiduciary" and the Plan Administrator shall be "administrator" of the Plan within the meaning of ERISA.

6.2  General Administration
     ----------------------
     The Plan Administrator shall be vested with the general administration of the Plan, and shall have the exclusive and discretionary right to interpret, and make determinations under, the Plan. The interpretations, determinations, actions and records of the Plan Administrator shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan, unless found by a court of competent jurisdiction to be arbitrary and capricious.

     The Plan Administrator's authority, duties, and responsibilities shall be those that are considered necessary or appropriate for the proper and efficient operation of the Plan and, including, without limitation, (i) interpretation of the Plan, and (ii) approval, payment and review of claims. The Plan Administrator may adopt such procedures as it may determine for the administration of the plan, the conduct of meetings, the delegation of authority and the establishment of rules and regulations for the fulfillment of its duties.

6.3  Participation by Employees of Acquired Employer
     -----------------------------------------------
     If, as a result of an acquisition or other corporate transaction, an individual becomes an employee of the Company, or subsidiary or affiliated Company, the Company may authorize such employee to participate in this Plan under such terms and conditions as the Company may determine.

                                  ARTICLE VII

                               CLAIMS PROCEDURE
                               ----------------

7.1  Request for Benefits
     --------------------
     Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant, shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Plan Administrator. Such claim shall be reviewed by the Plan Administrator.

7.2  Denial of Claim
     ---------------
     If the claim is denied, in full or in part, the Plan Administrator shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

7.3  Review of Denial
     ----------------
     If the claim is denied and a review is desired, the Participant (or beneficiary) shall notify the Plan Administrator in writing within sixty
     (60) days after receipt of the written notice of denial. A claim shall be deemed denied if the Plan Administrator does not take any action within the aforesaid ninety (90) day period. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the employee benefit plan created under this agreement, may submit any written issues and comments, and may request an extension of time for such written submission of issues and comments.

7.4  Decision on Review
     ------------------
     The decision on the review of the denial of the claim shall be rendered by the Plan Administrator within sixty (60) days after the receipt of the request for review. The decision shall be written and shall state the specific reasons for the decision, including reference to specific provisions of this Plan on which the decision is based.

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

8.1  Amendment of the Plan
     ---------------------
     Subject to the provisions of Section 8.3, the Plan may be wholly or partially amended or otherwise modified at any time by the Company.

8.2  Termination of the Plan
     -----------------------
     Subject to the provisions of Section 8.3, the Plan may be terminated at any time by the Company.

8.3  No Impairment of Benefits
     -------------------------
     Notwithstanding the provisions of Sections 8.1 and 8.2, no amendment to, or termination of, the Plan shall impair any rights to vested benefits hereunder.

8.4  Nonalienation
     -------------
     Except insofar as this provision may be contrary to applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Plan Administrator.

8.5  Tax Withholding
     ---------------
     Any benefits deferred or payable under this Plan shall be subject to any applicable payroll or other taxes required to be withheld by law.

8.6  Not an Employment Contract
     --------------------------
     This Plan does not contribute a contract of employment between the Participant and the Company, and participation in the Plan does not affect the nature of the employment relationship.

8.7  Source of Benefits
     ------------------
     Participants have the status of general unsecured creditors of the Company and the Plan constitutes a mere promise by the Company to make benefit payments in the future from its general assets. Nothing contained in this Plan, and no actions taken pursuant to its provisions, shall create, or be construed to create, a trust of any kind between the

     Company and any Participant or Beneficiary or an obligation to set aside or earmark any monies or other assets specifically for payments under this Plan.

8.8  Governing Law
     -------------
     This Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by ERISA, without reference to principles of conflict of laws, and subject to the sole jurisdiction of the courts thereof.



     /s/ Joel J. Horowitz
     ------------------------------
     Chief Executive Officer



     Date:  4/24/98                          Witness:   /s/ Howard Shapiro
            ---------------                             ------------------------

                                     -11-